                                                                    EXHIBIT 10.3

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is entered into as of October 30, 1992 by and among MGM Grand Hotel Finance Corp. ("MGM Finance"), a Nevada corporation, MGM Grand Hotel, Inc. ("MGM Hotel"), a Nevada corporation, Bank of Scotland ("Scotland") and United States National Bank of Oregon ("USNBO") (collectively, the "New Banks"), and Bank of America National Trust and Savings Association ("BofA"), as a Bank and as agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of May 13, 1992 among MGM Finance, MGM Hotel and BofA in its capacity as both the Agent and a Bank (the "Agreement").

                                   RECITALS
                                   --------

          The parties desire to amend certain provisions of the Agreement to, among other things, revise the definition of "Majority Banks" and to add two additional Banks as parties to the Agreement.

          MGM Finance has also requested the Banks (including the New Banks) and the Agent to waive certain delivery requirements relating to an environmental report required under the Agreement and to make certain other provisions with respect to such environmental report.

          The parties are willing to make such amendments on the terms and conditions set forth herein.

          The Banks (including the New Banks) and the Agent are willing to grant such waiver and agree to certain provisions with respect to the aforementioned environmental report on the terms and conditions set forth herein.

                             TERMS AND CONDITIONS
                             --------------------

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1.    Terms. All terms used herein shall have the same meanings as
                -----
in the Agreement unless otherwise defined herein. All references to the Agreement shall mean the Agreement as hereby amended.

          2.    Amendments. The parties hereto hereby agree to amend the
                ----------
Agreement as follows:

                2.1 The definition of "Majority Banks" in Section 1.01 of the Agreement is hereby amended to read in its entirety as follows:

                "'Majority Banks'" means: (a) at any time when there are two (2) or fewer Banks party to this Agreement, Banks having at least 66-2/3% of the Commitments, (b) at any time when there are three (3) or more Banks party to this Agreement and one Bank has at least 66-2/3% of the Commitments, Banks having at least 66-2/3% of the Commitments but in no event less than two (2) Banks, and (c) at any other time, Banks having at least 66-2/3% of the Commitments."

                2.2 The Agreement is further amended to add each of the New Banks as a Bank under the Agreement and the initial address for notice, the initial Domestic Lending Office, the initial Eurodollar Lending Notice or the initial Lending Office for each such Bank shall be as set forth on the signature pages of this First Amendment. Each New Bank agrees that its Commitment and Revolving Commitment is as set forth on Schedule 2.01 as amended by this First Amendment. Each New Bank agrees to be bound by the Agreement, the Loan Documents and the Intercreditor Agreement. Each New Bank hereby appoints and authorizes the Agent to exercise such powers under the Agreement as are delegated to the Agent by Article X of the Agreement and by the Loan Documents and the Intercreditor Agreement.

                2.3 Schedule 2.01 of the Agreement is hereby amended in its entirety to read as set forth in Exhibit A to this First Amendment and the Commitment and the Revolving Commitment of each of the New Banks and of BofA as a Bank shall be as set forth in said amended Schedule 2.01.

          3.    Waiver and Other Provisions Regarding Environmental Report. Each
                ----------------------------------------------------------
of the Banks (including the New Banks) and the Agent waive compliance with the provisions of Section 5.02(c) of the Agreement requiring delivery of the environmental assessment described therein no later than July 31, 1992 on the conditions that (a) the final environmental assessment report is substantially unchanged from the preliminary environmental assessment dated August 12, 1992, a copy of which has been received by each of the Banks, and (b) a copy of such final report is delivered to the Agent for delivery to the Banks not later than November 30, 1992 and (c) MGM Hotel performs all recommended monitoring and takes such other action in compliance with the recommendations of such report and such recommendations as may be made from time to time on the basis of the results of such continued monitoring. Furthermore, subject to the foregoing conditions, the Banks, including the New Banks, confirm that such environmental assessment is satisfactory to the Banks for the purposes of determining compliance by MGM Finance and MGM Hotel with the provisions of Section 5.02(c).

          4.    Representations and Warranties of MGM Finance and MGM Hotel. MGM
                -----------------------------------------------------------
Finance and MGM Hotel, each on its own behalf, and only with respect to itself, represents and warrants to the Agent and to each Bank:

                4.1 Authorization. The execution, delivery and performance of
                    -------------
this First Amendment have been duly authorized by all necessary corporate action and has been duly executed and delivered by it.

                4.2 Binding Obligation. This First Amendment is the legally
                    ------------------
valid and binding obligation of such party, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors rights generally or by equitable principals relating to enforceability.

                4.3 No Legal Obstacle to Agreement. Neither the execution of
                    ------------------------------
this First Amendment, the making of any Borrowings under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which such party is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to such party, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of such party. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance of this First Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any Borrowing under the Agreement.

                4.4 Incorporation of Certain Representations. The
                    ----------------------------------------
representations and warranties set forth in Article VI of the Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.

                4.5 Default. No Default or Event of Default under the Agreement
                    -------
has occurred and is continuing.

          5.    Representations and Warranties of BofA. BofA represents and
                --------------------------------------
warrants to each of the New Banks as follows:

                5.1 As of the date hereof, immediately prior to the effectiveness of this First Amendment, BofA, in its capacity as a Bank, holds 100% of the Commitment under the Agreement free and clear of any adverse claim.

                5.2 As of the date hereof no Loans have been made under the Agreement.

                5.3 BofA has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment, and no governmental authorizations or other authorizations are required in connection therewith.

                5.4 This First Amendment constitutes the legal, valid and binding obligation of the BofA.

BofA makes no representation or warranty and assumes no responsibility with respect to the financial condition of MGM Finance, MGM Hotel or any affiliate of either of them or the performance by MGM Finance, MGM Hotel or any affiliate of either of them of the Obligations, and assumes no responsibility with respect to any statements, warranties or representations made under or in connection with the Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or any other documents under the Agreement, other than as expressly set forth above.

          6.    Representations and Warranties of the New Banks. Scotland and
                -----------------------------------------------
USNBO, each on its own behalf, and only with respect to itself, hereby represents and warrants to BofA in its capacity as the Agent and as a Bank and to each other as follows:

                6.1 It has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment and to become party to the Agreement, and any and all other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this First Amendment, the Agreement, and the other Loan Documents and no governmental authorizations or other authorizations are required in connection therewith.

                6.2 This First Amendment constitutes the legal, valid and binding obligation of such New Bank.

                6.3 Such New Bank has independently and without reliance upon BofA and based on such information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment and to be bound by the Agreement and other Loan Documents. It will, independently and without reliance upon the Agent or any Bank, and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and the Loan Documents.

                6.4 If such New Bank is organized under the Laws of a jurisdiction outside the United States of America, attached hereto are the forms prescribed by Section 4.01(f) of the Agreement certifying its exemption from United States withholding taxes with respect to all payments to be made to it under the Agreement or any Loan Document.

                7. Conditions, Effectiveness. The effectiveness of this First
                   -------------------------
Amendment shall be subject to the delivery of the following to the Agent in form and substance satisfactory to the Agent:

                7.1 Corporate Resolution. A copy of a resolution or resolutions
                    --------------------
passed by the Board of Directors of each of MGM Finance and MGM Hotel, certified by the Secretary or an Assistant Secretary of such party as being in full force and effect on the date of this First Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this First Amendment and any note or other instrument or agreement required hereunder.

                7.2 Authorized Signatories. A certificate, signed by the
                    ----------------------
Secretary or an Assistant Secretary of each of MGM Finance and MGM Hotel and dated the date of this First Amendment, as to the incumbency of the person or persons authorized to execute and deliver this First Amendment and any instrument or agreement required hereunder on behalf of such party.

                7.3 Reaffirmations. Reaffirmations from each of the Guarantors
                    --------------
in a form acceptable to the Agent and the Banks.

                7.4 Other Evidence. Such other evidence with respect to MGM
                    --------------
Finance or MGM Hotel or any other person as the Agent and each Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this First Amendment and the Agreement and the compliance with the conditions set forth herein.

          8.    Payments. On the date when all conditions set forth in Section 7
                --------
hereof have been satisfied and each New Bank has delivered to the Agent duly executed copies of this First Amendment, BofA shall pay to each New Bank, in immediately available funds, the fees set forth in a letter agreement among BofA, Scotland and USNBO dated of even date herewith.

          9.   Miscellaneous.
               -------------

                9.1 Effectiveness of the Agreement. Except as hereby amended,
                    ------------------------------
the Agreement shall remain in full force and effect.

                9.2 Waivers. This First Amendment is specific in time and in
                    -------
intent and, except as set forth in Section 3 of this First Amendment, does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

                9.3 Counterparts. This First Amendment may be executed in any
                    ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This First Amendment shall become effective as of the date first above written when the conditions set forth in Section 4 of this First Amendment have been satisfied and all the parties hereto shall have signed a copy hereof, whether the same or counterparts and shall have delivered same to the Agent.

                9.4 Further Assurances. The parties hereto further agree to
                    ------------------
execute and deliver such other instruments, and take such other action, as the Agent may reasonably request in connection with the transactions contemplated by this First Amendment.

                9.5 Jurisdiction. This First Amendment, and any instrument or
                    ------------
agreement required hereunder, shall be governed by and construed under the laws of the State of Nevada.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the date first written above.

                                       MGM GRAND HOTEL FINANCE CORP.

                                       By: /s/ J.T. Murphy
                                       Title:  Chief Financial Officer
                                             -------------------------

                                       MGM GRAND HOTEL, INC.

                                       By: /s/ Larry Woolf
                                          -------------------------
                                       Title:   PRESIDENT
                                             -------------------------


(Signatures continue)

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       as Agent


                                       By:   /s/ David Price
                                          -------------------------
                                       Title:  Vice President
                                             -------------------------


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a
                                       Bank


                                       By:   /s/ Jon Varnell
                                          -------------------------
                                       Title:  Vice President
                                             -------------------------


                                       BANK OF SCOTLAND


                                       By:   /s/ J. Craig Wilson
                                          -------------------------
                                       Title:  Vice President
                                             -------------------------

                                       Domestic and Eurodollar Lending
                                       Office

                                       Bank of Scotland
                                       Grand Cayman Branch
                                       c/o 380 Madison Avenue
                                       New York, New York 10017
                                       Telephone: (212) 490-8030
                                       Telecopy: (212) 557-9460


                                       UNITED STATES NATIONAL
                                       BANK OF OREGON


                                       By:        Scott J. Bell
                                          -------------------------
                                       Title:  Assistant Vice President
                                             -------------------------

                                       Domestic and Eurodollar Lending
                                       Office

                                       United States National
                                       Bank of Oregon
                                       309 S.W. 6th Avenue, BB-10
                                       Portland, Oregon 97204
                                       Telephone: (503) 275-6738
                                       Telecopy: (503) 275 5428

                              SECOND AMENDMENT TO
                               CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and dated as of September 17, 1993 among MGM Grand Hotel Finance Corp. ("MGM Finance"), a Nevada corporation, MGM Grand Hotel, Inc. ("MGM Hotel"), a Nevada corporation, the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of May 13, 1992 among the parties hereto, as amended by a First Amendment to Credit Agreement dated as of October 30, 1992 (as amended, the "Agreement").

                                    RECITAL
                                    -------

          MGM Hotel desires to enter into one or more lease transactions with various Affiliates.

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

          1.    Terms. All terms used herein shall have the same meanings as in
                -----
the Agreement unless otherwise defined herein. All references to the Agreement herein, in the Agreement and in the Notes shall mean the Agreement as hereby amended.

          2.    Amendments to Agreement. MGM Finance, MGM Hotel, the Banks and
                -----------------------
the Agent hereby agree to amend and restate Section 8.05 of the Agreement in its entirety as follows:

                "8.05 Lease Obligations. MGM Finance shall not create or suffer
                      -----------------
          to exist any obligations for the payment by it of rent for any property under lease or agreement to lease. MGM Hotel shall not, nor shall it permit any Subsidiary to, create or suffer to exist any obligations for the payment by it of rent for any property under lease or agreement to lease, including Sale and Leaseback Transactions, except that MGM Hotel may enter into:

                     (a) Operating leases involving personal property ordinarily and customarily acquired through operating lease transactions;

                     (b) Operating leases entered into in the ordinary course of its business in an arm's length transaction with a Person other than an Affiliate;

                     (c) Capital Lease Obligations otherwise permitted under this Agreement; and

                     (d) Lease transactions with an Affiliate if such transaction complies with Section 8.08."

          3.    Representations and Warranties. MGM Finance and MGM Hotel
                ------------------------------
represent and warrant to the Banks and Agent:

          3.1   Authorization. The execution, delivery and performance of this
                -------------
Second Amendment have been duly authorized by all necessary corporate action by each of them and has been duly executed and delivered by each of them.

          3.2   Binding Obligation. This Second Amendment is the legally valid
                ------------------
and binding obligation of MGM Finance and MGM Hotel, enforceable in accordance with its terms against each of them respectively.

          3.3   No Legal Obstacle to Agreement. Neither the execution of this
                ------------------------------
Second Amendment, the making by MGM Finance of any Borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any Contractual Obligation to which MGM Finance or MGM Hotel is a party, or the violation of any Requirement of Law, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any of them. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by MGM Finance or MGM Hotel of this Second Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any Borrowing under the Agreement.

          3.4   Incorporation of Certain Representations. The representations
                ----------------------------------------
and warranties set forth in Article VI of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

          3.5   Default. No Default or Event of Default under the Agreement has
                -------
occurred and is continuing.

          4.    Conditions, Effectiveness. The effectiveness of this Second
                -------------------------
Amendment shall be subject to the compliance by MGM Finance and MGM Hotel with their respective agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Majority Banks:

          4.1   Corporate Resolutions. A copy of a resolution or resolutions
                ---------------------
passed by the Board of Directors of each of MGM Finance and MGM Hotel, certified by the respective Secretary or an Assistant Secretary of such entity, as being in full force and effect on the effective date of this Second Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Second Amendment and any note or other instrument or agreement required hereunder.

          4.2   Authorized Signatories. A certificate, signed by the Secretary
                ----------------------
or an Assistant Secretary of each of MGM Finance and MGM Hotel dated the date of this Second Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Second Amendment and any instrument or agreement required hereunder on behalf of such entity.

          4.3   Other Evidence. Such other evidence with respect to any MGM
                --------------
Finance and MGM Hotel or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.    Miscellaneous.
                -------------

          5.1   Effectiveness of the Agreement. Except as hereby expressly
                ------------------------------
amended, the Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

          5.2   Waivers. This Second Amendment is specific in time and in intent
                -------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3   Counterparts. This Second Amendment may be executed in any
                ------------
number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Second Amendment shall not become effective until each MGM Finance, MGM Hotel, MGM Grand, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4   Jurisdiction. This Second Amendment, and any instrument or
                ------------
agreement required hereunder, shall be governed by and construed under the laws of the State of Nevada.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.


                                       MGM GRAND HOTEL FINANCE CORP.


                                       By: /s/ J.T. Murphy
                                           ----------------------------
                                       Title: Chief Financial Officer
                                              -------------------------


                                       MGM GRAND HOTEL, INC.

                                       By: /s/ Larry Woolf
                                           ----------------------------
                                       Title: CEO
                                              -------------------------


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as Agent

                                       By: /s/ David M. Terrance
                                           ----------------------------
                                               David M. Terrance
                                               Vice President


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION

                                       By: /s/ John Varnell
                                           ----------------------------
                                               John Varnell
                                               Vice President


                                       BANK OF SCOTLAND

                                       By: /s/ Catherine M. Oniffrey
                                           ----------------------------
                                       Title: Vice President
                                              -------------------------


                                       UNITED STATES NATIONAL
                                       BANK OF OREGON

                                       By: /s/ Scott J. Bell
                                           ----------------------------
                                       Title: Vice President
                                              -------------------------

                             CONSENT OF GUARANTOR
                             --------------------

The undersigned, as guarantor under that certain Continuing Guaranty dated as of May 13, 1992, hereby consents to the foregoing Second Amendment to Credit Agreement, dated as of the date hereof, and confirms that its Continuing Guaranty remains in full force and effect.

                                       MGM GRAND, INC.

                                       By: /s/ K. Eugene Shutler
                                          -----------------------------
                                       Title:  Executive Vice President
                                             --------------------------

                              THIRD AMENDMENT TO
                               CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is made and dated as of March 9, 1994 among MGM Grand Hotel Finance Corp. ("MGM Finance"), a Nevada corporation, MGM Grand Hotel, Inc. ("MGM Hotel"), a Nevada corporation, the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of May 13, 1992 among the parties hereto, as amended by a First Amendment to Credit Agreement dated as of October 30, 1992 and a Second Amendment to Credit Agreement dated as of September 17, 1993 (as amended, the "Agreement").

                                    RECITAL
                                    -------

     MGM Hotel desires to repurchase First Mortgage Notes from time to time, and the Banks and Agent are willing to amend the Agreement on the terms and conditions set forth herein to permit such repurchases.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.    Terms. All terms used herein shall have the same meanings as in the
           -----
Agreement unless otherwise defined herein. All references to the Agreement herein, in the Agreement and in the Notes shall mean the Agreement as hereby amended.

     2.    Amendments to Agreement. MGM Finance, MGM Hotel, the Banks and the
           -----------------------
Agent hereby agree to amend the Agreement as follows:

     2.1 The definition of "Permitted Investments" in Section 1.01 of the Agreement is amended by deleting "or" before clause (f) and inserting the following at the end of such definition before the period:

     "or, (g) First Mortgage Notes provided that no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of an Investment therein."

     2.2 Section 8.14 of the Agreement is amended by deleting "and" at the end of subsection (d), inserting "and" at the end of subsection (e) before the period, and inserting a new subsection (f) as follows:

           "(f) MGM Hotel may repurchase First Mortgage Notes provided that no Default or Event of Default shall have occurred and be continuing or would occur as a consequence of such repurchase."

     3.    Representations and Warranties. MGM Finance and MGM Hotel represent
           ------------------------------
and warrant to the Banks and Agent:

     3.1   Authorization. The execution, delivery and performance of this Third
           -------------
Amendment have been duly authorized by all necessary corporate action by each of them and has been duly executed and delivered by each of them.

     3.2   Binding Obligation. This Third Amendment is the legally valid and
           ------------------
binding obligation of MGM Finance and MGM Hotel, enforceable in accordance with its terms against each of them respectively.

     3.3   No Legal Obstacle to Agreement. Neither the execution of this Third
           ------------------------------
Amendment, the making by MGM Finance of any Borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any Contractual Obligation to which MGM Finance or MGM Hotel is a party, or the violation of any Requirement of Law, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any of them. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by MGM Finance or MGM Hotel of this Third Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any Borrowing under the Agreement.

     3.4   Incorporation of Certain Representations. The representations and
           ----------------------------------------
warranties set forth in Article VI of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

     3.5   Default. No Default or Event of Default under the Agreement has
           -------
occurred and is continuing.

     4.   Conditions, Effectiveness. The effectiveness of this Third Amendment
          -------------------------
shall be subject to the compliance by MGM Finance and MGM Hotel with their respective agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Majority Banks:

     4.1   Corporate Resolutions. A copy of a resolution or resolutions passed
           ---------------------
by the Board of Directors of each of MGM Finance and MGM Hotel, certified by the respective Secretary or an Assistant Secretary of such entity as being in full force and effect on the effective date of this Third Amendment, authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Third Amendment and any note or other instrument or agreement required hereunder.

     4.2   Authorized Signatories. A certificate, signed by the Secretary or an
           ----------------------
Assistant Secretary of each of MGM Finance and MGM Hotel dated the date of this Third Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Third Amendment and any instrument or agreement required hereunder on behalf of such entity.

     4.3   Other Evidence. Such other evidence with respect to any MGM Finance
           --------------
and MGM Hotel or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Third Amendment and the Agreement and the compliance with the conditions set forth herein.

     5.    Miscellaneous.
           -------------

     5.1   Effectiveness of the Agreement. Except as hereby expressly amended,
           ------------------------------
the Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

     5.2   Waivers. This Third Amendment is specific in time and in intent and
           -------
does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

     5.3   Counterparts. This Third Amendment may be executed in any number of
           ------------
counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Third Amendment shall not become effective until each MGM Finance, MGM Hotel, MGM Grand, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

     5.4   Jurisdiction. This Third Amendment, and any instrument or agreement
           ------------
required hereunder, shall be governed by and construed under the laws of the State of Nevada.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the date first written above.

                                       MGM GRAND HOTEL FINANCE CORP.


                                       By: /s/ J.T. Murphy
                                           -----------------------------
                                       Title: CEO
                                              --------------------------

                                       MGM GRAND HOTEL, INC.

                                       By: /s/ J.T. Murphy
                                           -----------------------------
                                       Title: Secretary Treasurer
                                              --------------------------


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as Agent

                                       By: /s/ Peggy Fujimoto
                                           -----------------------------
                                               Peggy Fujimoto
                                               Vice President


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION

                                       By: /s/ Jon Varnell
                                           -----------------------------
                                               Jon Varnell
                                               Vice President


                                       BANK OF SCOTLAND

                                       By: /s/ Catherine M. Oniffrey
                                           -----------------------------
                                       Title:
                                              --------------------------

(Signatures continue)

                                       UNITED STATES NATIONAL
                                       BANK OF OREGON

                                       By:  /s/ Scott J. Bell
                                          -----------------------------
                                       Title:   Vice President
                                             --------------------------


                                       FIRST SECURITY BANK OF UTAH, N.A.

                                       By:  /s/ David P. Williams
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------


                                       BANK OF AMERICA NEVADA

                                       By:  /s/ Alan F. Gerder
                                          -----------------------------
                                       Title:  Vice President
                                             --------------------------

                             CONSENT OF GUARANTOR
                             --------------------

The undersigned, as guarantor under that certain Continuing Guaranty dated as of May 13, 1992, hereby consents to the foregoing Third Amendment to Credit Agreement, dated as of March 9, 1994, and confirms that its Continuing Guaranty remains in full force and effect.

                                       MGM GRAND, INC.

                                       By:  /s/ J.T. Murphy
                                          -----------------------------
                                       Title:        VP
                                             --------------------------

                             FOURTH AMENDMENT TO
                               CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment") is made and dated as of December 30, 1994 among MGM Grand Hotel Finance Corp. ("MGM Finance"), a Nevada corporation, MGM Grand Hotel, Inc. ("MGM Hotel"), a Nevada corporation, the several financial institutions parties to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America National Trust and Savings Association, as agent for the Banks (the "Agent") and amends that certain Credit Agreement dated as of May 13, 1992 among the parties hereto, as amended by a First Amendment to Credit Agreement dated as of October 30, 1992, a Second Amendment to Credit Agreement dated as of September 17, 1993 and a Third Amendment to Credit Agreement dated as of March 9, 1994 (as so amended, the "Agreement").

                                    RECITAL
                                    -------

     MGM Hotel and MGM Finance have requested the Banks to make certain amendments to the Agreement, and the Banks and Agent are willing to amend the Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Terms. All terms used herein shall have the same meanings as in the
         -----
Agreement unless otherwise defined herein. All references to the Agreement herein, in the Agreement and in the Notes shall mean the Agreement as hereby amended.

     2.  Amendments to Agreement.  MGM Finance, MGM Hotel, the Banks and the
         -----------------------
Agent hereby agree to amend the Agreement as follows:

     2.1 The definition of "Applicable Margin" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

          "'Applicable Margin" means the following rates per annum:
            -----------------


- --------------------------------------------------------------------------------------------------------------------------------
Level                 Consolidated Funded                                              Commitment     Eurodollar     Alternate
                        Indebtedness to                                                   Fee         Rate Loans     Base Rate
                          EBITDA Ratio                                                                                 Loans

- --------------------------------------------------------------------------------------------------------------------------------

  1                       less than 1.00:1                                               0.3500%        0.875%         0.000%
- --------------------------------------------------------------------------------------------------------------------------------
  2     greater than or equal to 1.00:1 but less than 1.50:1                             0.3750%        1.125%         0.000%
- --------------------------------------------------------------------------------------------------------------------------------
  3     greater than or equal to 1.50:1 but less than 2.00:1                             0.3750%        1.250%         0.000%
- --------------------------------------------------------------------------------------------------------------------------------
  4     greater than or equal to 2.00:1 but less than 2.50:1                             0.3750%        1.375%         0.125%
- --------------------------------------------------------------------------------------------------------------------------------
  5     greater than or equal to 2.50:1 but less than 3.00:1                             0.4375%        1.750%         0.500%
- --------------------------------------------------------------------------------------------------------------------------------
  6     greater than or equal to 3.00:1 but less than 3.50:1                             0.5000%        2.125%         0.875%
- --------------------------------------------------------------------------------------------------------------------------------
  7               greater than or equal to 3.50:1                                        0.5000%        2.500%         1.250%
- --------------------------------------------------------------------------------------------------------------------------------

     "The Applicable Margin shall be based on the Consolidated Funded Indebtedness to EBITDA Ratio as set forth in the most recent certificate delivered pursuant to Section 7.02(b), and shall be effective from and including the date the Agent receives such certificate to but excluding the date on which Agent receives the next such certificate. Until the delivery of the first certificate reflecting the Consolidated Funded Indebtedness to EBITDA Ratio, the Applicable Margin shall be Level 4."

     2.2 The definition of "EBITDA" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

          "'EBITDA' means, for any period, for any Person on a consolidated
            ------
          basis, determined in accordance with GAAP, for the relevant Determination Period, the sum of (a) the net income (or net loss) plus
                                                                            ----
          (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), plus (c) all accrued
                                                          ----
          taxes on or measured by income to the extent included in the determination of such net income (or loss); provided, however, that
                                                      --------  -------
          net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, plus,
                                                                        ----
          the amount of management fees in respect of which a certificate has been delivered pursuant to Section 7.02(b) that such amount of management fees will be deferred to a date after the Termination Date. For purposes of determining "Consolidated Funded Indebtedness to EBITDA Ratio," management fees shall be added back to the extent expensed in the determination of net income."

     2.3 The definition of "Termination Date" in Section 1.01 of the Agreement is amended and restated in its entirety as follows:

          "'Termination Date' means the earliest to occur of
            ----------------

               "(a) December 31, 1999; and

               "(b) the date on which the Commitments shall terminate in accordance with the provisions of this Agreement.

     2.4 Section 1.01 of the Agreement is amended by deleting the definitions of "Determination Period," "Determination Period 1," "Determination Period 2," "Determination Period 3," and "Determination Period 4," and inserting the following new definition in lieu thereof:

          "'Determination Period' means for any calculation made as of
            --------------------
     September 30, 1994, the relevant calculation for the period of the two fiscal quarters ending on such date, multiplied by two; for any calculation made as of December 31, 1994, the relevant calculation for the period of three fiscal quarters ending on such date, multiplied by 4/3; and for any calculation made as of any date thereafter, the relevant calculation for the period of four fiscal quarters ending on such date."

     2.5 Section 1.01 of the Agreement is amended by inserting the following new definitions in proper alphabetical order;

          "'Consolidated Funded Indebtedness' means, for any Person on a
            --------------------------------
     consolidated basis in accordance with GAAP, an amount equal to the sum of, without duplication, (a) all Indebtedness of such Person for borrowed money, including letters of credit, plus (b) the principal portion of all
                                         ----
     Capital Lease Obligations of such Person."

          "'Consolidated Funded Indebtedness to EBITDA Ratio" means, as of any
            ------------------------------------------------
     date of determination, the ratio of (i) Consolidated Funded Indebtedness as of such date to (ii) EBITDA for applicable Determination Period."
                  --

     2.6 Section 3.01(b) of the Agreement is amended by deleting "one-half percent (1/2%) per annum" in the second sentence thereof and inserting "the Applicable Margin" in lieu thereof.

     2.7 The last proviso to Section 8.02(c) of the Agreement is amended and restated in its entirety as follows:

     "provided that, the aggregate principal amount of such FF&E Financings
      --------
shall not, when aggregated with the principal amount of Indebtedness incurred under Section 8.02(f), exceed $30,000,000 in the aggregate at any time outstanding;"

     2.8 Section 8.02(f) of the Agreement is amended and restated in its entirety as follows:

          "(f) Provided no Event of Default shall have occurred and be continuing at the time of incurrence, Indebtedness incurred for Capital Expenditures in an amount not to exceed $30,000,000 in the aggregate outstanding at any time; and"

     2.9 Section 8.10 of the Agreement is amended and restated in its entirety as follows:

          "8.10  Restricted Payments.  MGM Finance may not make any Restricted
                 -------------------
     Payment. MGM Hotel may not make, and may not cause or permit any Subsidiary to make (other than to MGM Hotel, any Subsidiary of MGM Hotel or to MGM Finance) directly or indirectly, any Restricted Payment prior to the Termination of Construction Period. Subsequent to the Termination of Construction Period (the "Determining Date"), MGM Hotel may not make, and may not cause or permit any Subsidiary or any Person directly or indirectly controlled by MGM Hotel to make (other than the MGM Hotel, any Subsidiary of MGM Hotel or to MGM Finance), directly or indirectly, any Restricted Payment (including for purposes of this Section 8.10 repurchases of First Mortgage Notes other than pursuant to Sections 8.14(a), (b) or (f)) unless, after giving effect to such Restricted Payment:

          "(a) no Default or Event of Default shall have occurred and be continuing, or would occur as a consequence thereof;

          "(b) the Consolidated Adjusted Net Worth of MGM Hotel is greater than $415,000,000 as of the last day of the calendar month ending prior to the date of such Restricted Payment, and after giving effect to such Restricted Payment;

          "(c) after giving effect to such Restricted Payment the aggregate amount expended (determined as set forth below) for all such Restricted Payments subsequent to the Determining Date shall not exceed the sum of $25,000,000 plus the sum, if positive, of

               "(i) 50% of the cumulative Consolidated Net Income of MGM Hotel (or if such cumulative Consolidated Net Income shall be a loss, 100% of such loss) accrued on a consolidated basis subsequent to the Determining Date; plus

               "(ii) the aggregate Net Proceeds in cash received by MGM Hotel from the issue of sale (other than to a Subsidiary), subsequent to the Determining Date, of Capital Stock of MGM Hotel (other than Disqualified Capital Stock) other than in connection with the conversion or exchange of any Indebtedness or Capital Stock; plus

               "(iii) the aggregate Net Proceeds received by MGM Hotel subsequent to the Determining Date, from the issue or sale (other than to a Subsidiary) of any debt securities or Disqualified Capital Stock of MGM Hotel that have subsequently been converted into or exchanged for Capital Stock of MGM Hotel (other than Disqualified Capital Stock); plus

               "(iv) the aggregate amount of the Net Proceeds actually received by MGM Hotel pursuant to the disposition of any Investment constituting a Restricted Payment.

          "(d) For purposes of any calculation pursuant to subsection (c) above which is required to be made within 60 days after the declaration of a dividend by MGM Hotel or any Subsidiary, such dividend shall be deemed to be paid at the date of declaration, and the subsequent payment of such dividend during such 60-day period shall not be treated as an additional Restricted Payment.

          "(e) For purposes of determining the amount expended for Restricted Payments or aggregate Net Proceeds received by MGM Hotel, cash distributed shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value such fair market value shall be determined in good faith by the Board of Directors as evidenced by a Board Resolution delivered to the Agent; provided, however, that the fair market
                                        --------  -------
     value of all property distributed in any transaction or series of related transactions shall not exceed $15,000,000 for the purposes of such subsection (c) unless MGM Hotel has received an appraisal from an Independent Financial Advisor indicating that such property has a fair market value equal to or greater than the fair market value determined by the Board of Directors.

          "(f) Notwithstanding the foregoing, the provisions of this Section
     8.10 will not prevent (i) the payment of any dividend within 60 days after the date of declaration when the payment complied with the foregoing provisions on the date of declaration, (ii) the retirement of any shares of MGM Hotel's Capital stock by exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Subsidiary) of, other shares of its Capital Stock (other than any Disqualified Capital Stock), or
     (iii) any distribution or dividends that would otherwise be deemed a Restricted Payment hereunder to the extent such payment is effected by the distribution of an Investment which constituted a Restricted Payment. Notwithstanding anything to the contrary in the foregoing, all of the amounts referred to in clause (i) of this subsection (f) shall be included as Restricted Payments in any computation made under this Section 8.10.

          "(g) Prior to making any Restricted Payment, MGM Hotel will deliver to the Agent a certificate signed by a Responsible Officer (dated the date of such proposed payment) stating (i) that such proposed payment will be in compliance with this Section 8.10 and (ii) no Default under this Indenture has occurred or will occur as a result of such proposed payment."

     2.10 Section 8.13 of the Agreement is amended and restated in its entirety as follows:

          "8.13  Capital Expenditures. MGM Finance shall not make any Capital
                 --------------------
     Expenditures. Commencing with the Availability Date, MGM Hotel shall not make or commit to make Capital Expenditures except:

               "(a) Capital Expenditures and expenditures to purchase the common stock with respect to Grand Laundry, Inc. not exceeding $10,000,000 in the aggregate;

               "(b) Capital Expenditures and commitments to make Capital Expenditures with respect to EFXI and the theater not exceeding $44,000,000 in the aggregate;

               "(c) Capital Expenditures and commitments to make Capital Expenditures for the StarLane Mall not exceeding $12,000,000 in the aggregate;

               "(d) Capital Expenditures and commitments to make Capital Expenditures with respect to the termination of Bank of America operating leases not exceeding $43,000,000 in the aggregate; and

               "(e) Capital Expenditures or commitments to make Capital Expenditures in addition to those permitted above, not exceeding $15,000,000 in the aggregate in any fiscal year plus an amount equal to the
                                                     ----
     amount of unused availability under this subsection (e) from the prior fiscal year not exceeding an additional $5,000,000."

     2.11 Section 8.16, 8.17 and 8.18 of the Agreement are amended and restated in their entirety as follows:

          "8.16  Leverage Ratio. MGM Hotel will not permit its Leverage Ratio as
                 --------------
     determined as of the last day of each of each fiscal quarter to be greater than the ratio set forth below for the applicable Determination Period:


                "Date                             Ratio
                 ----                             -----

          December 31, 1994                       4.00 to 1
          March 31, 1995 -
            December 31, 1995                     3.40 to 1
          March 31, 1996 and
            thereafter                            3.00 to 1"


          "8.17  Debt Service Coverage Ratio. MGM Hotel shall not permit its
                 ---------------------------
     ratio of (a) EBITDA to (b) Debt Service determined as of the last day of each fiscal quarter to be less than the ratio set forth below for the applicable Determination Period:

                "Date                             Ratio
                 ----                             -----

          December 31, 1994                       2.00 to 1
          March 31, 1995 and
            thereafter                            1.15 to 1"

          "8.18  Interest Coverage Ratio. MGM Hotel shall not permit its ratio
                 -----------------------
     of EBITDA to Consolidated Net Interest Expense determined as of the last day of each fiscal quarter to be less than the ratio set forth below for the applicable Determination Period:


                "Date                             Ratio
                 ----                             -----

          December 31, 1994                       2.15 to 1

                              March 31, 1995 and
                                  thereafter             2.30 to 1"

          3.  Representations and Warranties. MGM Finance and MGM Hotel
              ------------------------------
represent and warrant to the Banks and Agent.

          3.1 Authorization. The execution, delivery and performance of this
              -------------
Fourth Amendment have been duly authorized by all necessary corporate action by each of them and has been duly executed and delivered by each of them.

          3.2 Binding Obligation. This Fourth Amendment is the legally valid
              ------------------
and binding obligation of MGM Finance and MGM Hotel, enforceable in accordance with its terms against each of them respectively.

          3.3 No Legal Obstacle to Agreement. Neither the execution of this
              ------------------------------
Fourth Amendment, the making by MGM Finance of any Borrowing under the Agreement, nor the performance of the Agreement has constituted or resulted in or will constitute or result in a breach of the provisions of any Contractual Obligation to which MGM Finance or MGM Hotel is a party, or the violation of any Requirement of Law, or result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of any of them. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by MGM Finance or MGM Hotel of this Fourth Amendment, the Agreement, or the transactions contemplated hereby or thereby, or the making of any Borrowing under the Agreement.

          3.4 Incorporation of Certain Representations. The representations and
              ----------------------------------------
warranties set forth in Article VI of the Agreement are true and correct in all material respects on and as of the date hereof as though make on and as of the date hereof.

          3.5 Default. No Default or Event of Default under the Agreement has
              -------
occurred and is continuing.

          4.  Conditions, Effectiveness. The effectiveness of this Fourth
              -------------------------
Amendment shall be subject to the compliance by MGM Finance and MGM Hotel with their respective agreements herein contained, and to the delivery of the following to the Agent in form and substance satisfactory to the Agent and the Majority Banks:

          4.1 Corporate Resolutions. A copy of a resolution or resolutions
              ---------------------
passed by the Board of Directors of each of MGM Finance and MGM Hotel, certified by the respective Secretary or an Assistant Secretary of such entity as being in full force and effect on the effective date of this Fourth Amendment.

authorizing the amendments to the Agreement herein provided for and the execution, delivery and performance of this Fourth Amendment and any note or other instrument or agreement required hereunder.

          4.2  Authorized Signatories. A certificate, signed by a Responsible
               ----------------------
Officer of each of MGM Finance and MGM Hotel dated the date of this Fourth Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Fourth Amendment and any instrument or agreement required hereunder on behalf of such entity.

          4.3  Title Insurance Endorsement. A title insurance company
               ---------------------------
acceptable to the Collateral Agent and the Banks shall have issued or committed to issue endorsements to the ALTA Lender's coverage policy of title insurance issued in connection with the Deed of Trust as requested by the Agent to reflect this Fourth Amendment.

          4.4  Amendment Fee. An amendment fee equal to 0.50% of the Aggregate
               -------------
Revolving Commitments for the ratable benefit of the Banks.

          4.5  Other Evidence. Such other evidence with respect to any MGM
               --------------
Finance and MGM Hotel or any other person as the Agent or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Fourth Amendment and the Agreement and the compliance with the conditions set forth herein.

          5.   Miscellaneous.
               -------------

          5.1  Effectiveness of the Agreement. Except as hereby expressly
               ------------------------------
amended, the Agreement shall remain in full force and effect, and are hereby ratified and confirmed in all respects.

          5.2  Waivers. This Fourth Amendment is specific in time and in intent
              --------
and does not constitute, nor should it be construed as, a waiver of any other right, power or privilege under the Agreement, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement; nor does it preclude any exercise thereof or the exercise of any other right, power or privilege, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3  Counterparts. This Fourth Amendment may be executed in any number
               ------------
of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Fourth Amendment shall not become effective until each MGM Finance, MGM Hotel, MGM Grand, the Banks and the Agent shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Agent.

          5.4 Jurisdiction. This Fourth Amendment, and any instrument or
              ------------
agreement required hereunder, shall be governed by and construed under the laws of the state of Nevada.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered as of the date first written above.

                                           MGM GRAND HOTEL FINANCE CORP.

                                           By: /s/ J.T. Murphy
                                               ---------------------------
                                           Title: CFO
                                                  ------------------------

                                           MGM GRAND HOTEL, INC.

                                           By: /s/ J.T. Murphy
                                               ---------------------------
                                           Title: Sr. VP
                                                  ------------------------

                                           BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION, as Agent

                                           By:
                                              --------------------------
                                                   Peggy Fujimoto
                                                   Vice President

(Signatures continue)

                                            BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION

                                            By:
                                               -------------------------
                                                     Jon Varnell
                                                   Vice President

                                            BANK OF SCOTLAND

                                            By:
                                               -------------------------
                                            Title:
                                                  ----------------------


                                            UNITED STATES NATIONAL
                                            BANK OF OREGON

                                            By:
                                               -------------------------
                                            Title:
                                                  ----------------------

                                            FIRST SECURITY BANK OF UTAH, N.A.

                                            By:
                                               -------------------------
                                            Title:
                                                  ----------------------

                                            BANK OF AMERICA NEVADA

                                            By:
                                               -------------------------
                                            Title:
                                                  ----------------------

                             CONSENT OF GUARANTOR
                             --------------------

The undersigned, as guarantor under that certain Continuing Guaranty dated as of May 13, 1992, hereby consents to the foregoing Fourth Amendment to Credit Agreement, dated as of December 30, 1994, and confirms that its Continuing Guaranty remains in full force and effect.

                                          MGM GRAND, INC.

                                          By: /s/ Alejandro Yemenidjian
                                              --------------------------
                                          Title:       CFO
                                                ----------------------